UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2007
Asset Acceptance Capital Corp.
(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
28405 Van Dyke Avenue
Warren, MI 48093
(Address of principal executive offices)
Registrant’s telephone number, including area code: (586) 939-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On May 4, 2007, Asset Acceptance Capital Corp. (the “Company”) filed with the Securities and Exchange Commission a Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. The Form 10-Q discusses a plan to return $150 million to the Company’s shareholders, including plans for a tender offer that has not yet been commenced. The following tender offer discussions are incorporated by reference herein:
Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, filed on May 4, 2007:
Page 14, Note 8 to the consolidated financial statements titled “Subsequent Event – Special Cash Dividend and Share Repurchase.”
Page 27, section titled “Liquidity and Capital Resources.”
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2007	ASSET ACCEPTANCE CAPITAL CORP.

	By:	/s/ Nathaniel F. Bradley IV
	Name:	Nathaniel F. Bradley IV
	Title:	Chairman of the Board, President and Chief Executive Officer